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                         ATLANTIC BANK OF NEW YORK
           960 AVENUE OF THE AMERICAS  .  NEW YORK, N.Y. 10001

November 8, 1995

Hill International, Inc.
One Levitt Parkway
Willingboro, NJ 08046

Gentlemen:

We hereby establish our Irrevocable Letter of Credit # 1995PS00121 in favor of Hill International Inc. (the "Beneficiary") for the account of ATC Environmental Inc. (104 East 25th Street, New York, NY 10010) ("Account Holder") for US$730,625.00 available by the Beneficiary's draft(s) ("Drafts") drawn on us at sight.

Drafts may not be submitted to Atlantic Bank of New York prior to May 1, 1996.

Drafts must be presented to Atlantic Bank of New York on or before May 30, 1996 at our offices at 960 Avenue of the Americas, New York NY 10001.

All Drafts must be marked 'Drawn under Atlantic Bank of New York Credit
# 1995PS00121 dated November 8, 1995' and must be accompanied by this advice.

We hereby engage with you that all Drafts drawn and presented under compliance with the terms of this Letter of Credit that such Draft(s) will be duly honored upon presentation to the Drawee.

This Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication 500.

The original Letter of Credit was handed to openers for delivery to the beneficiary.

/s/ Thomas DeFilippe
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Authorized Signature




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